SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ..................................

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                             April 26, 2007
            Date of report (Date of earliest event reported)

                   ..................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306               11-2780242
(State or Other Juris-       (Commission File No.)    (IRS Employer
diction of Incorporation)                           Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2007 the Registrant announced results for its first quarter ended March 30, 2007. A copy of the press release is attached as an exhibit.

Use of Non-GAAP Financial Information

     To supplement Excel's consolidated financial statements presented in accordance with GAAP, Excel uses non-GAAP measures of certain components of financial performance, including net income and earnings per diluted share, which are adjusted from results based on GAAP to exclude stock-based compensation. The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for, or superior to, GAAP results. Investors should be aware that non-GAAP measures have inherent material limitations as an analytical tool and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. These non-GAAP adjustments are provided to enhance the user's overall understanding of Excel's current financial performance and its prospects for the future. Specifically, Excel believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses and charges that Excel believes are not indicative of its operational performance.

ITEM 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits

            99.1  Press Release of Excel Technology, Inc., issued
                  April 26, 2007.

                              Signatures
                              ..........

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2007

                           EXCEL TECHNOLOGY, INC.

                           By:  /s/ Antoine Dominic
                                .......................................
                                Antoine Dominic
                                President, Chief Executive Officer and
                                  Director
                                (Principal Executive Officer)

FOR IMMEDIATE RELEASE                      Contact:  Alice Varisano, CFO
                                                             or
                                                     Investor Relations
                                                        631-784-6175

          EXCEL TECHNOLOGY ANNOUNCES RECORD RESULTS FOR Q1 2007


Record Sales -           $40.9 million for 2007 vs. $36.3 million for
                         2006 (12.7% increase)
Record Pretax Income -   $6.4 million for 2007 vs. $5.7 million for 2006
                         (12.4% increase)
Non-GAAP Pretax Income - $7.2 million for 2007 vs. $5.7 million for 2006
                         (26.3% increase)
Record Net Income -      $4.7 million for 2007 vs.  $3.9 million for
                         2006 (20.4% increase)
Non-GAAP Net Income -    $5.2 million for 2007 vs. $3.9 million for 2006
                         (33.7%) increase
Record EPS -             $0.38 for 2007 vs. $0.31 for 2006 per diluted
                         share (22.6% increase)
Non-GAAP EPS -           $0.42 for 2007 vs. $0.31 for 2006 per diluted
                         share (35.9%increase)
         (Non-GAAP-excludes stock-based compensation expense)

EAST SETAUKET, N.Y., April 26, 2007 - Excel Technology, Inc. (NASDAQ:
XLTC) today announced record results for the quarter ended March 30, 2007.

     - Sales: Excel reported record revenues of $40.9 million for the quarter ended March 30, 2007 compared to 36.3 million in sales for the quarter ended March 31, 2006, an increase of 12.7% or $4.6 million.

     - Pretax Income increased 12.4% to $6.4 million for the first quarter of 2007 as compared to $5.7 million for the same period last year.

       Non-GAAP Pretax Income increased 26.3% to $7.2 million for the quarter ended March 30, 2007 (excludes stock-based compensation expense of $791 thousand) from $5.7 million for the quarter ended March 31, 2006 (excludes stock-based compensation expense of $50 thousand).

     - Net Income increased 20.4% to $4.7 million for the first quarter of this year as compared to $3.9 million in the same period last year.

       Non-GAAP Net Income increased 33.7% to $5.2 million for the first quarter of 2007 (excludes stock-based compensation expense, net of taxes, of $580 thousand) from $3.9 million for the same period last year (excludes stock-based compensation expense, net of taxes, of $50 thousand).

     - EPS: Net income per share on a diluted basis increased 22.6% recording a record $0.38 for the quarter ended March 30, 2007 compared to the $0.31 per share on a diluted basis reported for the quarter ended March 31, 2006.

       Non-GAAP EPS: Net income per share on a diluted basis increased 35.9% recording a record $0.42 for the quarter ended March 30, 2007 (excludes stock-based compensation expense, net of taxes, of $0.04) compared to $0.31 per share on a diluted basis for the quarter ended March 31, 2006 (excludes stock-based compensation expense of less than $0.01).

Antoine Dominic, Chief Executive Officer, stated, "Our focus on re-executing our growth strategy over the past six months continues to yield positive results as evidenced by our first quarter revenue and profit achievements. Excel's objectives of broadening its global presence, expanding its product portfolio and penetrating new application opportunities are all contributing positively towards our growth. The Company continues to emphasize innovation, as the key ingredient to achieve its organic growth strategies. Our commitment to research and development of nearly 10% of sales has resulted in an increased flow of new product offerings which has been well received in the market. Operational profit margins continue to rise as we capitalize on increased operational efficiencies as sales levels grow. Bookings and backlog are good and we maintained a very healthy balance sheet with over $65 million in cash. We are actively looking for strategic acquisitions to further complement and accelerate our organic growth. We have started the year well and plan to build on this success."

Alice Hughes Varisano, Chief Financial Officer, concluded, "The Company increased its sales by 12.7% to report record revenues of $41 million for the quarter ended March 30, 2007. Pretax profits increased 12.4% to $6.4 million compared to the same period last year and 25.5% compared to the prior quarter. Net income after tax increased 20.4% to $4.7 million (33.7% to $5.2 million on a non-GAAP basis) compared to $3.9 (both GAAP and non-GAAP) in the same period last year. Net income after tax includes $580 thousand non-cash stock-based compensation expense which
had an over $.04 per share effect on diluted earnings per share.   The
Company's cash and investment balance is $65.2 million as of March 30, 2007, with no debt. The backlog at the end of the first quarter of 2007 was $36 million equal to the backlog as of the end of the fourth quarter of 2006."

This news release contains forward-looking statements, which are based on current expectations. Actual results could differ materially from those discussed or implied in the forward-looking statements as a result of various factors including future economic, competitive, regulatory, and market conditions, future business decisions, market acceptance of the Company's products, and those factors discussed in the Company's Form 10-K for the year ended December 31, 2006. In light of the significant uncertainties inherent in such forward-looking statements, they should not be regarded as a representation that the Company's objectives and plans will be achieved, and they should not be relied upon by investors when making an investment decision. Words such as "believes," "anticipates," "expects," "intends," "may," and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

Excel and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial and scientific applications.

                            FINANCIAL SUMMARY
          (unaudited and in thousands, except per share data)

                                                  FOR THE QUARTER ENDED
                                                  MARCH 30     MARCH 31
                                                    2007         2006
                                                  .........   ..........

Net Sales & Services                             $   40,941   $   36,325
Cost of Sales and Services                       $   23,100   $   19,056
                                                  .........   ..........
Gross Profit                                     $   17,841   $   17,269
Operating Expenses:
   Selling & Marketing                           $   4,327    $    4,776
   General & Administrative                      $   4,174    $    2,895
   Research and Development                      $   3,826    $    3,625
                                                  .........   ..........
Operating Income                                 $   5,514    $    5,973
Interest Income                                  $     781    $      435
Other Income (Expense)                           $      98    $    (721)
                                                  .........   ..........
Pre-Tax Income                                   $   6,393    $   5,687
Provision for Income Taxes                       $   1,738    $   1,820
                                                  .........   ..........
Net Income                                       $   4,655    $   3,867
                                                  .........   ..........
                                                  .........   ..........

Net Income Per Common Share - Diluted            $     0.38   $     0.31

Weighted Average Common Shares
   Outstanding - Diluted                             12,409       12,614







                                                  FOR THE QUARTER ENDED
                                                  MARCH 30     MARCH 31
                                                    2007         2006
                                                  .........   ..........
Reconciliation of GAAP net income to
Non-GAAP net income

Net Income                                        $   4,655       3,867
Stock-based compensation, net of taxes            $     580          50
                                                  .........   ..........
Non-GAAP net income                               $   5,235        3,917
                                                  .........   ..........
                                                  .........   ..........

Reconciliation of GAAP income per common share to Non-GAAP income per common share

GAAP income per common share:
   Basic                                           $   0.38         0.32
   Diluted                                         $   0.38         0.31
Stock-based compensation
   Basic                                           $   0.05            0
   Diluted                                         $   0.04            0
Non-GAAP income per common share:
   Basic                                           $   0.43         0.32
   Diluted                                         $   0.42         0.31


                BALANCE SHEET & SELECTED FINANCIAL DATA

                                        MARCH 30, 2007 DECEMBER 31, 2006
                                            (UNAUDITED)      (AUDITED)

Cash                                         $   8,731         $   9,903
Investments                                  $  56,450         $  53,220
Accounts Receivable, net                     $  27,397         $  22,716
Inventory                                    $  34,756         $  34,906
Other Current Assets                         $   3,669         $   3,445
                                             .........        ..........
Total Current Assets                         $ 131,003        $  124,190
Property, Plant & Equipment, net             $  25,437        $   25,503
Other Non-Current Assets & Goodwill          $  33,697        $   32,286
                                             .........        ..........
Total Assets                                 $ 190,137        $  181,979
                                             .........        ..........
                                             .........        ..........
Accounts Payable                             $   6,959        $    6,386
Accrued Expenses and
   Other Current Liabilities                 $   7,976        $    7,256
                                             .........        ..........
Total Current Liabilities                    $  14,935        $   13,642
Other Non-Current Liabilities                $   4,547        $    4,546
Minority Interest of Subsidiary              $      65        $       66
Stockholders' Equity                         $ 170,590        $  163,725
                                              .........       ..........
Total Liabilities & Stockholders' Equity      $ 190,137       $  181,979
                                              .........       ..........
                                              .........       ..........
Working Capital                               $ 116,068       $  110,548

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operating comparisons to the Company's historical operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our Reconciliation of Reported GAAP Results to Non-GAAP Measures, presented in this release.